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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):   JANUARY 23, 1995
                                                          ----------------


                       METROPOLITAN FINANCIAL CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


          DELAWARE                         1-9018              45-0388518
          --------                         ------              ----------
(State or other jurisdiction             (Commission       (I.R.S. Employer
  of Incorporation)                      File Number)      Identification No.)


333 SOUTH SEVENTH STREET, MINNEAPOLIS, MINNESOTA                    55402
- ------------------------------------------------                    -----
    (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:     612-399-6000
                                                              ------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

         The Company is hereby filing with the Securities and Exchange Commission condensed, consolidated statements of condition and income for the fourth quarter 1994 and the year-ended December 31, 1994.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     c.)  Exhibits

         99.1 Condensed Consolidated Statements of Income for the three and twelve months ended December 31, 1994 and 1993 and Condensed Consolidated Statements of Condition as of December 31, 1994 and 1993.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              METROPOLITAN FINANCIAL CORPORATION



                              By   /s/ Steven B. Dewald
                                ----------------------------
                                Steven B. Dewald
                                Executive Vice President & Chief
                                Financial Officer


DATE:  January 23, 1995
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